UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021 (May 6, 2021)

ALCOA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 315-2900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 6, 2021, Alcoa Corporation (“Alcoa”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting.

Item 1. The 10 director nominees nominated by the Alcoa Board of Directors (the “Board”) for election to the Board were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Steven W. Williams	121,856,533	342,766	187,058	20,834,285
Mary Anne Citrino	113,123,166	9,085,807	177,384	20,834,285
Pasquale Fiore	121,869,178	338,928	178,251	20,834,285
Thomas J. Gorman*	120,981,342	1,215,858	189,157	20,834,285
Roy C. Harvey	121,862,942	364,785	158,630	20,834,285
James A. Hughes	121,846,373	384,381	155,603	20,834,285
James E. Nevels	120,936,577	1,296,948	152,832	20,834,285
Carol L. Roberts	121,296,774	962,201	127,382	20,834,285
Suzanne Sitherwood	121,346,718	895,805	143,834	20,834,285
Ernesto Zedillo	121,780,701	453,298	152,358	20,834,285

*

Mr. Gorman was first elected to the Board at the Annual Meeting. In connection with his election to the Board, the Board appointed Mr. Gorman to serve on its Compensation and Benefits Committee and Governance and Nominating Committee.

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as Alcoa’s independent auditor for 2021 was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
142,750,198	289,093	181,351	0

Item 3. The advisory vote to approve 2020 named executive officer compensation was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
109,199,407	12,871,210	315,740	20,834,285

Item 4. The non-binding stockholder proposal to amend stockholder ability to act by written consent was not approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
42,386,948	79,421,456	577,953	20,834,285

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

Date: May 11, 2021	By:
/s/ Marissa P. Earnest
Marissa P. Earnest
Senior Vice President, Chief Governance Counsel and Secretary